S000001599 [Member] Investment Strategy - Tax-Exempt Bond Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, Risks and PerformancePrincipal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund has a fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets plus borrowings for investment purposes in investments the income from which is exempt from federal income tax. The Fund invests principally in investment-grade municipal debt obligations providing federal tax-exempt interest income. The Fund may invest up to 20% of the value of its net assets plus borrowings for investment purposes in municipal debt securities the income on which is subject to federal income tax.
Russell Investment Management, LLC (“RIM”) provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-manager approach. RIM may change a Fund's asset allocation at any time. The Fund’s money managers select the individual portfolio instruments for the assets assigned to them. RIM manages the Fund's cash balances.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may also invest in puts, stand-by commitments and demand notes (including variable rate demand notes). The Fund may invest in fixed income securities issued or guaranteed by the U.S. government (including zero coupon securities). The Fund may invest in municipal debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in commercial paper. The Fund may enter into repurchase agreements. Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.